UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017 (April 12, 2017)

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Aerie Pharmaceuticals, Inc. (the “Company”) is furnishing this Amendment No. 1 to its Current Report on Form 8-K (“Amendment No. 1”) furnished with the SEC on April 12, 2017 (the “Original Form 8-K”), to refurnish the slides describing the six-month topline results of Rocket 4 because Slide 9 in Exhibit 99.2 included in the Original Form 8-K included only the Company’s logo. The slides presented by management and available on the Company’s website (aeriepharma.com) remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit shall be deemed to be furnished, and not filed:

99.1	RhopressaTM (netarsudil ophthalmic solution) 0.02% Rocket 4 Phase 3 6-Month Topline Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: April 12, 2017	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	RhopressaTM (netarsudil ophthalmic solution) 0.02% Rocket 4 Phase 3 6-Month Topline Results.